UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

KKR Real Estate Finance Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38082	47-2009094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02	Results of Operations and Financial Condition.

On February 20, 2019, KKR Real Estate Finance Trust Inc. (the “Company”) issued an earnings release and supplemental financial information announcing its financial results for the quarter and year ended December 31, 2018, and furnished the earnings release and supplemental financial information with a Current Report on Form 8-K (the “Initial 8-K”).  The earnings release and supplemental financial information furnished with the Initial 8-K incorrectly presented the Company’s non-GAAP financial measures Net Core Earnings and Core Earnings (and related per share amounts) for the year ended December 31, 2018.  The Company subsequently issued a corrected earnings release and supplemental financial information, which are furnished as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A.  No other information in the earnings release or supplemental financial information has been modified.  The Company also intends to file an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 to correct the same non-GAAP information, which appears on pages 54 and 56 of “Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Form 10-K.

The information in Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Corrected Earnings Release dated February 20, 2019
99.2	Corrected Supplemental Financial Information for the year ended December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Real Estate Finance Trust Inc.

	By:	/s/ Christen E.J. Lee
		Name:	Christen E.J. Lee
		Title:	Co-Chief Executive Officer and Co-President

Date: February 21, 2019

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corrected Earnings Release dated February 20, 2019
99.2	Corrected Supplemental Financial Information for the year ended December 31, 2018